                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Randall  H.  Pierce,  Chief  Financial  Officer  of Lone Star
Steakhouse & Saloon, Inc., a Delaware  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the period ended September 9, 2003 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                        /s/Randall H. Pierce
                                        ----------------------------------------
                                        Randall H. Pierce
                                        Chief Financial Officer
                                        October 24, 2003